Exhibit 99.1

FOR IMMEDIATE RELEASE

Contact:
Anojja Shah
Semtech Corporation
(630) 390-6413
webir@semtech.com

Semtech Announces Fourth Quarter and Fiscal Year 2023 Results

CAMARILLO, Calif., March 29, 2023—Semtech Corporation (Nasdaq: SMTC), a high-performance semiconductor, IoT systems and Cloud connectivity service provider, today reported unaudited financial results for its fourth quarter and fiscal year 2023, which ended January 29, 2023.
Highlights for the Fourth Quarter of Fiscal Year 2023
•Completed the acquisition of Sierra Wireless, a leading IoT connectivity solution provider, for total purchase price consideration of $1.3 billion
•Semtech, excluding the results of Sierra Wireless ("Semtech Organic"), net sales of $152.5 million, better than the midpoint of the Company's guidance. Sierra Wireless-only post-acquisition net sales of $15.0 million
•Semtech Organic GAAP gross margin of 63.5%, and non-GAAP gross margin of 64.7%
•Record 10G PON net sales
•LoRa®-enabled net sales of $40.8 million
•Amazon expands their commitment to LoRa with the opening of the Sidewalk network to device makers and developers, as well as new AWS services for LoRa and LoRaWAN®
Highlights for Fiscal Year 2023
•Record Semtech Organic net sales of $741.5 million
•Combined Semtech and Sierra Wireless net sales of $756.5 million
•Semtech Organic GAAP gross margin of 64.1%, an increase of 190 bps year-over-year
•Semtech Organic non-GAAP gross margin of 65.1%, an increase of 180 bps year-over-year
•Semtech Organic GAAP and non-GAAP operating margins of 20.8% and 28.7%, respectively
•Semtech Organic GAAP diluted earnings per share of $1.78 and record non-GAAP diluted earnings
- more -

2	Semtech Announces Fourth Quarter and Fiscal Year 2023 Results
per share of $2.82
•Record LoRa-enabled revenue of $187 million, up 40% year-over-year
•Cumulative LoRa connected end points of approximately 300 million units
•Record Signal Integrity product group net sales of approximately $304 million, up 4.5% driven by the continued growth of PON-X
•Record Industrial Telecom and Automotive net sales of $80.1 million, or 9.3% growth year-over-year
•Tri-Edge™ selected by major North American Hyperscale Data Center Provider in a new, high-volume, multi-year program beginning in the second half of fiscal year 2024
Results on a GAAP basis for the Fourth Quarter and Fiscal Year 2023
($ in millions, except for diluted (loss) earnings per share data)

	Q4 FY2023	FY2023
Net Sales	$167.5	$756.5
GAAP Gross Margin	59.7%	63.3%
GAAP SG&A Expense	$102.0	$235.8
GAAP R&D Expense	$52.9	$167.5
GAAP Operating Expense	$155.7	$385.8
GAAP Operating Margin	(33.2)%	12.3%
GAAP Net (Loss) Income Attributable To Common Stockholders	$(51.0)	$61.4
GAAP Diluted (Loss) Earnings Per Share	$(0.80)	$0.96
To facilitate a complete understanding of comparable financial performance between periods, the Company also presents performance results that exclude certain non-cash items and items that are not considered reflective of the Company’s core results over time. These non-GAAP financial measures exclude certain items and are described below under “Non-GAAP Financial Measures.”
Results on a Non-GAAP basis for the Fourth Quarter and Fiscal Year 2023 (see the list of non-GAAP financial measures and the reconciliation of these measures to the most comparable GAAP measures set forth in the tables below under "Supplemental Information: Reconciliation of GAAP to Non-GAAP Results")
($ in millions, except for diluted earnings per share data)

	Q4 FY2023	FY2023
Non-GAAP Gross Margin	62.3%	64.5%
Non-GAAP SG&A Expense	$28.8	$136.7
Non-GAAP R&D Expense	$37.9	$140.8
Non-GAAP Operating Expense	$66.7	$277.5
Non-GAAP Operating Margin	22.5%	27.8%
Non-GAAP Net Income Attributable To Common Stockholders	$30.3	$178.9
Non-GAAP Diluted Earnings Per Share	$0.47	$2.80

3	Semtech Announces Fourth Quarter and Fiscal Year 2023 Results
“Despite a challenging macroeconomic environment Semtech delivered Q4 results that exceeded the midpoint of our Q4 guidance," said Mohan Maheswaran, Semtech’s President and Chief Executive Officer. "While the challenging macroeconomic environment is likely to continue over the next few quarters, the acquisition of Sierra Wireless is now complete helping us to diversify our geographical balance and deliver highly differentiated end-to-end solutions for the fast-growing Low Power IoT market. With our full leading-edge technology portfolio targeting high-growth segments, we are well positioned to realize our vision of enabling a smarter and more sustainable planet.”
First Quarter of Fiscal Year 2024 Outlook
Both the GAAP and non-GAAP first quarter of fiscal year 2024 outlook below take into account, based on the Company's current estimates, export restrictions, inflationary pressure and other macroeconomic conditions. The Company is unable to predict the full impact such challenges may have on its future results of operations.
GAAP First Quarter of Fiscal Year 2024 Outlook
•Net sales are expected to be in the range of $230.0 million to $240.0 million
•GAAP Gross margin is expected to be in the range of 42.5% to 44.7%
•GAAP SG&A expense is expected to be in the range of $68.9 million to $70.9 million
•GAAP R&D expense is expected to be in the range of $53.5 million to $55.5 million
•GAAP Intangible amortization expense is expected to be approximately $15.8 million
•GAAP Interest and other expense, net is expected to be approximately $20.5 million
•Fully-diluted share count is expected to be approximately 64.0 million shares
•Share-based compensation is expected to be approximately $11.0 million, categorized as follows: $0.7 million cost of sales, $6.8 million SG&A, and $3.5 million R&D
•Transaction and integration expenses are expected to be approximately $15.0 million
•Capital expenditures are expected to be approximately $13.5 million
•Depreciation expense is expected to be approximately $8.4 million
Non-GAAP First Quarter of Fiscal Year 2024 Outlook (see the list of non-GAAP financial measures and the reconciliation of Non-GAAP Gross margin, Non-GAAP SG&A expense, and Non-GAAP R&D expense to the most comparable GAAP measures set forth in the tables below under "Reconciliation of GAAP to Non-GAAP Outlook")
•Non-GAAP Gross margin is expected to be in the range of 47.5% to 49.5%
•Non-GAAP SG&A expense is expected to be in the range of $47.0 million to $49.0 million
•Non-GAAP R&D expense is expected to be in the range of $50.0 million to $52.0 million
•Non-GAAP normalized tax rate for fiscal year 2024 is expected to be approximately 12%
•Non-GAAP Diluted loss per share is expected to be in the range of $(0.11) to $(0.04)

4	Semtech Announces Fourth Quarter and Fiscal Year 2023 Results
The Company is unable to include a reconciliation of the forward-looking non-GAAP normalized tax rate and non-GAAP Diluted loss per share to the corresponding GAAP measures as this is not available without unreasonable efforts due to the high variability and low visibility with respect to the impact of share-based awards and the amortization of acquisition-related intangible assets that are excluded from these non-GAAP measures. The Company expects the variability of the above charges to have a potentially significant impact on its GAAP financial results.
Webcast and Conference Call
Semtech will be hosting a conference call today to discuss its fourth quarter and fiscal year 2023 results at 2:00 p.m. Pacific time. The dial-in number for the call is (877) 407-0312. Please use conference ID 13725339. An audio webcast will be available on Semtech’s website at www.semtech.com in the “Investor Relations” section under “Investor News.” A replay of the call will be available through April 26, 2023 at the same website or by calling (877) 660-6853 and entering conference ID 13725339.
Non-GAAP Financial Measures
To supplement the Company's consolidated financial statements prepared in accordance with GAAP, this release includes a presentation of select non-GAAP financial measures. The Company’s non-GAAP measures of gross margin, SG&A expense, R&D expense, operating expense, operating margin, net (loss) income attributable to common stockholders, diluted (loss) earnings per share and normalized tax rate exclude the following items, if any:
•Share-based compensation
•Amortization of purchased intangibles, impairments and credit loss reserves
•Restructuring and transaction costs (including costs associated with the acquisition of Sierra Wireless), and other acquisition or disposition-related gains or losses
•Share-based compensation acceleration expense related to the acquisition of Sierra Wireless
•Litigation expenses or dispute settlement charges or gains
•Cumulative other reserves associated with historical activity including environmental and pension
•Equity in net gains or losses of equity method investments
•Debt commitment fees expensed
•Loss on early extinguishment of debt
•Interest income from debt investments
•Changes in the fair value of contingent earn-out obligations
To provide additional insight into the Company's first quarter outlook, this release also includes a presentation of forward-looking non-GAAP financial measures. Management believes that the presentation

5	Semtech Announces Fourth Quarter and Fiscal Year 2023 Results
of these non-GAAP measures provides useful information to investors regarding the Company’s financial condition and results of operations. These non-GAAP financial measures are adjusted to exclude the items identified above because such items are either operating expenses that would not otherwise have been incurred by the Company in the normal course of the Company’s business operations, or are not reflective of the Company’s core results over time. These excluded items may include recurring as well as non-recurring items, and no inference should be made that all of these adjustments, charges, costs or expenses are unusual, infrequent or non-recurring. For example: certain restructuring and integration-related expenses (which consist of employee termination costs, facility closure or lease termination costs, and contract termination costs) may be considered recurring given the Company’s ongoing efforts to be more cost effective and efficient; certain acquisition and disposition-related adjustments or expenses may be deemed recurring given the Company's regular evaluation of potential transactions and investments; and certain litigation expenses or dispute settlement charges or gains (which may include estimated losses for which the Company may have established a reserve, as well as any actual settlements, judgments, or other resolutions against, or in favor of, the Company related to litigation, arbitration, disputes or similar matters, and insurance recoveries received by the Company related to such matters) may be viewed as recurring given that the Company may from time to time be involved in, and may resolve, litigation, arbitration, disputes, and similar matters.
Notwithstanding that certain adjustments, charges, costs or expenses may be considered recurring, in order to provide meaningful comparisons, the Company believes that it is appropriate to exclude such items because they are not reflective of the Company's core results and tend to vary based on timing, frequency and magnitude.
These non-GAAP financial measures are provided to enhance the user's overall understanding of the Company's comparable financial performance between periods. In addition, the Company’s management generally excludes the items noted above when managing and evaluating the performance of the business. The financial statements provided with this release include reconciliations of these non-GAAP financial measures to their most comparable GAAP measures for the fourth quarter of fiscal year 2022, the third and fourth quarters of fiscal year 2023, and the full-year fiscal 2023 and fiscal 2022 periods, along with a reconciliation of forward-looking non-GAAP measures (other than the non-GAAP normalized tax rate and non-GAAP Diluted loss per share) to their most comparable GAAP measures for the first quarter of fiscal year 2024. The Company adopted a full-year, normalized tax rate for the computation of the non-GAAP income tax provision in order to provide better comparability across the interim reporting periods by reducing the quarterly variability in non-GAAP tax rates that can occur throughout the year. In estimating the full-year non-GAAP normalized tax rate, the Company utilized a full year financial projection that considers multiple factors such as changes to the Company’s current operating structure, existing

6	Semtech Announces Fourth Quarter and Fiscal Year 2023 Results
positions in various tax jurisdictions, the effect of key tax law changes, and other significant tax matters to the extent they are applicable to the full fiscal year financial projection. In addition to the adjustments described above, this normalized tax rate excludes the impact of share-based awards and the amortization of acquisition-related intangible assets. For fiscal year 2023, the Company’s projected non-GAAP normalized tax rate was 12% and was applied to each quarter of fiscal year 2023. For fiscal year 2024, the Company’s projected non-GAAP normalized tax rate is 12% and will be applied to each quarter of fiscal year 2024. The Company’s non-GAAP normalized tax rate on non-GAAP net income may be adjusted during the year to account for events or trends that the Company believes materially impact the original annual non-GAAP normalized tax rate including, but not limited to, significant changes resulting from tax legislation, acquisitions, entity structures or operational changes and other significant events. These additional non-GAAP financial measures should not be considered substitutes for any measures derived in accordance with GAAP and may be inconsistent with similar measures presented by other companies.
Forward-Looking and Cautionary Statements
This press release contains "forward-looking statements" within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995, as amended, based on the Company’s current expectations, estimates and projections about its operations, industry, financial condition, performance, results of operations, and liquidity. Forward-looking statements are statements other than historical information or statements of current condition and relate to matters such as future financial performance including the first quarter of fiscal year 2024 outlook; the Company’s expectations concerning the negative impact on the Company’s results of operations from export restrictions, inflationary pressure and other macroeconomic conditions; future operational performance; the anticipated impact of specific items on future earnings; and the Company’s plans, objectives and expectations. Statements containing words such as “may,” “believes,” “anticipates,” “expects,” “intends,” “plans,” “projects,” “estimates,” “should,” “will,” “designed to,” “projections,” or “business outlook,” or other similar expressions constitute forward-looking statements.
Forward-looking statements involve known and unknown risks and uncertainties that could cause actual results and events to differ materially from those projected. Potential factors that could cause actual results to differ materially from those in the forward-looking statements include, but are not limited to: potential differences between the unaudited results disclosed in this press release and the Company’s final results when disclosed in its Annual Report on Form 10-K as a result of the completion of the Company’s financial closing procedures, final adjustments, annual review by the Company’s independent registered public accounting firm, and other developments arising between now and the disclosure of the final results; uncertainties related to the Company’s chief executive officer transition, including disruptions

7	Semtech Announces Fourth Quarter and Fiscal Year 2023 Results
and uncertainties related thereto, the potential impact on the Company’s business and future strategic direction resulting from the chief executive officer transition, and the Company’s ability to retain other key members of senior management; the inherent risks, costs and uncertainties associated with integrating the Sierra Wireless acquisition successfully and risks of not achieving all or any of the anticipated benefits, or the risk that the anticipated benefits may not be fully realized or take longer to realize than expected; the uncertainty surrounding the impact and duration of supply chain constraints and any associated disruptions; future responses to and effects of the ongoing COVID-19 pandemic or other similar health crises; export restrictions and laws affecting the Company's trade and investments, and tariffs or the occurrence of trade wars; worldwide economic and political disruptions, including as a result of inflation and the current conflict between Russia and Ukraine; competitive changes in the marketplace including, but not limited to, the pace of growth or adoption rates of applicable products or technologies; downturns in the business cycle; decreased average selling prices of the Company’s products; the Company’s reliance on a limited number of suppliers and subcontractors for components and materials; changes in projected or anticipated end-user markets; the Company’s ability to forecast its annual non-GAAP normalized tax rate due to material changes that could occur during the fiscal year, which could include, but are not limited to, significant changes resulting from tax legislation, acquisitions, entity structures or operational changes and other significant events; and the Company's ability to forecast and achieve anticipated net sales and earnings estimates in light of periodic economic uncertainty. Additionally, forward-looking statements should be considered in conjunction with the cautionary statements contained in the risk factors disclosed in the Company's filings with the Securities and Exchange Commission (the "SEC"), including the Company's Annual Report on Form 10-K for the fiscal year ended January 29, 2023, which the Company expects to file with the SEC on March 30, 2023, as such risk factors may be updated, amended or superseded from time to time by subsequent reports the Company files with the SEC. In light of the significant risks and uncertainties inherent in the forward-looking information included herein that may cause actual performance and results to differ materially from those predicted, any such forward-looking information should not be regarded as representations or guarantees by the Company of future performance or results, or that its objectives or plans will be achieved or that any of its operating expectations or financial forecasts will be realized. Reported results should not be considered an indication of future performance. Investors are cautioned not to place undue reliance on any forward-looking information contained herein, which reflect management’s analysis only as of the date hereof. Except as required by law, the Company assumes no obligation to publicly release the results of any update or revision to any forward-looking statements that may be made to reflect new information, events or circumstances after the date hereof or to reflect the occurrence of unanticipated or future events, or otherwise.

8	Semtech Announces Fourth Quarter and Fiscal Year 2023 Results
About Semtech
Semtech Corporation (Nasdaq: SMTC) is a high-performance semiconductor, IoT systems and Cloud connectivity service provider dedicated to delivering high quality technology solutions that enable a smarter, more connected and sustainable planet. Our global teams are dedicated to empowering solution architects and application developers to develop breakthrough products for the infrastructure, industrial and consumer markets. To learn more about Semtech technology, visit us at Semtech.com or follow us on LinkedIn or Twitter.

Semtech, the Semtech logo and LoRa are registered trademarks or service marks, and Tri-Edge is a trademark or service mark, of Semtech Corporation or its subsidiaries.

SMTC-F

SEMTECH CORPORATION
CONDENSED CONSOLIDATED STATEMENTS OF INCOME
(in thousands, except per share data)
(unaudited)

	Three Months Ended			Twelve Months Ended
	January 29, 2023	October 30, 2022	January 30, 2022	January 29, 2023	January 30, 2022
	Q423	Q323	Q422	Q423	Q422
Net sales	$167,512	$177,618	$190,550	$756,533	$740,858
Cost of sales	64,934	62,049	68,451	272,314	274,777
Amortization of acquired technology	2,565	1,000	1,048	5,661	4,942
Total cost of sales	67,499	63,049	69,499	277,975	279,719
Gross profit	100,013	114,569	121,051	478,558	461,139
Operating costs and expenses:
Selling, general and administrative	101,952	42,366	39,808	235,801	168,210
Product development and engineering	52,899	35,161	38,292	167,450	147,925
Intangible amortization	821	—	—	821	—
Gain on sale of business	—	(327)	—	(18,313)	—
Changes in the fair value of contingent earn-out obligations	—	—	(13)	—	(13)
Total operating costs and expenses	155,672	77,200	78,087	385,759	316,122
Operating (loss) income	(55,659)	37,369	42,964	92,799	145,017
Interest expense	(6,181)	(9,009)	(1,474)	(17,646)	(5,091)
Interest income	4,043	839	714	5,801	1,469
Non-operating expense, net	(735)	(64)	(646)	(1,331)	(989)
Investment impairments and credit loss reserves	(1,532)	(29)	(407)	(1,156)	(1,337)
(Loss) income before taxes and equity in net (losses) gains of equity method investments	(60,064)	29,106	41,151	78,467	139,069
(Benefit) provision for taxes	(9,071)	6,327	6,360	17,344	15,539
Net (loss) income before equity in net (losses) gains of equity method investments	(50,993)	22,779	34,791	61,123	123,530
Equity in net (losses) gains of equity method investments	(22)	(36)	—	249	2,115
Net (loss) income	(51,015)	22,743	34,791	61,372	125,645
Net loss attributable to noncontrolling interest	(2)	(3)	(13)	(8)	(19)
Net (loss) income attributable to common stockholders	$(51,013)	$22,746	$34,804	$61,380	$125,664

(Loss) earnings per share:
Basic	$(0.80)	$0.36	$0.54	$0.96	$1.94
Diluted	$(0.80)	$0.36	$0.53	$0.96	$1.92

Weighted average number of shares used in computing (loss) earnings per share:
Basic	63,864	63,764	64,289	63,770	64,662
Diluted	63,924	63,855	65,235	64,013	65,565

SEMTECH CORPORATION
CONDENSED CONSOLIDATED BALANCE SHEETS
(in thousands)
(unaudited)

	January 29, 2023	January 30, 2022
ASSETS
Current assets:
Cash and cash equivalents	$235,510	$279,601
Accounts receivable, net	161,695	71,507
Inventories	207,704	114,003
Prepaid taxes	6,243	5,983
Other current assets	111,634	31,201
Total current assets	722,786	502,295
Non-current assets:
Property, plant and equipment, net	169,293	134,940
Deferred tax assets	63,783	27,803
Goodwill	1,281,703	351,141
Other intangible assets, net	215,102	6,804
Other assets	116,961	107,928
Total assets	$2,569,628	$1,130,911

LIABILITIES AND EQUITY
Current liabilities:
Accounts payable	$100,676	$50,695
Accrued liabilities	253,075	77,704
Current portion - long term debt	43,104	—
Total current liabilities	396,855	128,399
Non-current liabilities:
Deferred tax liabilities	5,065	1,132
Long term debt	1,296,966	171,676
Other long-term liabilities	114,707	91,929
Stockholders’ equity	755,852	737,584
Noncontrolling interest	183	191
Total liabilities & equity	$2,569,628	$1,130,911

SEMTECH CORPORATION
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS AND SUPPLEMENTAL INFORMATION
(in thousands)
(unaudited)

		Twelve Months Ended
		January 29, 2023	January 30, 2022
Net income		$61,372	$125,645

Net cash provided by operations		126,711	203,123
Net cash used in investing activities		(1,247,322)	(40,316)
Net cash provided by (used in) financing activities		1,076,520	(152,097)
Net (decrease) increase in cash and cash equivalents		(44,091)	10,710
Cash and cash equivalents at beginning of period		279,601	268,891
Cash and cash equivalents at end of period		$235,510	$279,601

	Three Months Ended
	January 29, 2023	October 30, 2022	January 30, 2022
	Q423	Q323	Q422
Free Cash Flow:
Cash Flow from Operations	$(18,799)	$18,181	$50,986
Net Capital Expenditures	(5,680)	(7,060)	(8,100)
Free Cash Flow	$(24,479)	$11,121	$42,886

SEMTECH CORPORATION
SUPPLEMENTAL INFORMATION (CONTINUED)
(in thousands)
(unaudited)

	Twelve Months Ended
(in thousands)	January 29, 2023
Net sales by reportable segment:
Signal Integrity Products Group	$304,124	40%
Advanced Protection and Sensing Products Group	236,890	31%
IoT System Products Group	210,326	28%
IoT Connected Services Group	5,193	1%
Total net sales by reportable segment (1)	$756,533	100%
(1) Includes Sierra Wireless net sales from January 12, 2023 to January 29, 2023

	Twelve Months Ended
(in thousands)	January 29, 2023
Net sales by end market:
Infrastructure	$287,270	38%
High-End Consumer	158,416	21%
Industrial	310,847	41%
Total net sales by end market (1)	$756,533	100%
(1) Includes Sierra Wireless net sales from January 12, 2023 to January 29, 2023

	Twelve Months Ended
	January 29, 2023
(in thousands)	Semtech	Sierra Wireless	Combined
Net sales	$741,529	$15,004	$756,533
GAAP gross margin	64.1%	21.3%	63.3%
Non-GAAP gross margin	65.1%	38.4%	64.5%
GAAP earnings (loss) per share	$1.78	$(0.82)	$0.96
Non-GAAP earnings (loss) per share	$2.82	$(0.02)	$2.80

SEMTECH CORPORATION
SUPPLEMENTAL INFORMATION: RECONCILIATION OF GAAP TO NON-GAAP RESULTS
(in thousands, except per share data)
(unaudited)

	Three Months Ended			Twelve Months Ended
	January 29, 2023	October 30, 2022	January 30, 2022	January 29, 2023	January 30, 2022
	Q423	Q323	Q422	Q423	Q422
Gross Margin- GAAP	59.7%	64.5%	63.5%	63.3%	62.2%
Share-based compensation	0.4%	0.4%	—%	0.3%	0.1%
Amortization of acquired technology	1.5%	0.6%	1.0%	0.7%	1.0%
Share-based compensation acceleration expense	0.5%	—%	—%	0.1%	—%
Restructuring and other reserves	0.2%	—%	—%	0.1%	—%
Adjusted Gross Margin (Non-GAAP)	62.3%	65.5%	64.5%	64.5%	63.3%

	Three Months Ended			Twelve Months Ended
	January 29, 2023	October 30, 2022	January 30, 2022	January 29, 2023	January 30, 2022
	Q423	Q323	Q422	Q423	Q422
Selling, general and administrative- GAAP	$101,952	$42,366	$39,808	$235,801	$168,210
Share-based compensation	(7,801)	1,028	(5,593)	(21,493)	(32,578)
Transaction and integration related (costs) recoveries, net	(22,513)	(4,902)	(204)	(32,041)	(588)
Share-based compensation acceleration expense	(33,937)	—	—	(33,937)	—
Restructuring and other reserves	(8,850)	(2,139)	—	(11,489)	(16)
Litigation (costs) recoveries, net	(13)	97	152	(112)	(1,382)
Adjusted selling, general and administrative (Non-GAAP)	$28,838	$36,450	$34,163	$136,729	$133,646

	Three Months Ended			Twelve Months Ended
	January 29, 2023	October 30, 2022	January 30, 2022	January 29, 2023	January 30, 2022
	Q423	Q323	Q422	Q423	Q422
Product development and engineering- GAAP	$52,899	$35,161	$38,292	$167,450	$147,925
Share-based compensation	(3,592)	(3,480)	(4,110)	(15,110)	(15,710)
Transaction and integration related (costs) recoveries, net	(25)	—	329	(25)	329
Share-based compensation acceleration expense	(11,010)	—	—	(11,010)	—
Restructuring and other reserves	(397)	(105)	—	(502)	—
Adjusted product development and engineering (Non-GAAP)	$37,875	$31,576	$34,511	$140,803	$132,544

	Three Months Ended			Twelve Months Ended
	January 29, 2023	October 30, 2022	January 30, 2022	January 29, 2023	January 30, 2022
	Q423	Q323	Q422	Q423	Q422
Operating cost and expense–GAAP	$155,672	$77,200	$78,087	$385,759	$316,122
Share-based compensation	(11,393)	(2,452)	(9,703)	(36,603)	(48,288)
Intangible amortization	(821)	—	—	(821)	—
Transaction and integration related (costs) recoveries, net	(22,538)	(4,902)	125	(32,066)	(259)
Share-based compensation acceleration expense	(44,947)	—	—	(44,947)	—
Restructuring and other reserves, net	(9,247)	(2,244)	—	(11,991)	(16)
Litigation (costs) recoveries, net	(13)	97	152	(112)	(1,382)
Gain on sale of business	—	327	—	18,313	—
Changes in the fair value of contingent earn-out obligations	—	—	13	—	13
Adjusted operating cost and expense (Non-GAAP)	$66,713	$68,026	$68,674	$277,532	$266,190

SEMTECH CORPORATION
SUPPLEMENTAL INFORMATION: RECONCILIATION OF GAAP TO NON-GAAP RESULTS (CONTINUED)
(in thousands, except per share data)
(unaudited)

	Three Months Ended			Twelve Months Ended
	January 29, 2023	October 30, 2022	January 30, 2022	January 29, 2023	January 30, 2022
	Q423	Q323	Q422	Q423	Q422
Operating Margin–GAAP	(33.2)%	21.0%	22.5%	12.3%	19.6%
Share-based compensation	7.2%	1.7%	5.6%	5.1%	6.9%
Intangible amortization	2.0%	0.6%	0.6%	0.9%	0.7%
Transaction and integration related costs (recoveries), net	13.5%	2.8%	(0.1)%	4.3%	—%
Share-based compensation acceleration expense	27.3%	—%	—%	6.0%	—%
Restructuring and other reserves, net	5.7%	1.3%	—%	1.6%	—%
Litigation costs (recoveries), net	—%	—%	(0.1)%	—%	0.2%
Gain on sale of business	—%	(0.2)%	—%	(2.4)%	—%
Adjusted Operating Margin (Non-GAAP)	22.5%	27.2%	28.5%	27.8%	27.4%

	Three Months Ended			Twelve Months Ended
	January 29, 2023	October 30, 2022	January 30, 2022	January 29, 2023	January 30, 2022
	Q423	Q323	Q422	Q423	Q422
GAAP net (loss) income attributable to common stockholders	$(51,013)	$22,746	$34,804	$61,380	$125,664
Adjustments to GAAP net income attributable to common stockholders:
Share-based compensation	12,020	3,085	10,492	39,248	51,189
Intangible amortization	3,386	1,000	1,048	6,482	4,942
Transaction and integration related costs (recoveries), net	22,642	4,902	(125)	32,170	259
Share-based compensation acceleration expense	45,749	—	—	45,749	—
Restructuring and other reserves, net	9,536	2,372	—	12,408	16
Litigation costs (recoveries), net	13	(97)	(152)	112	1,382
Gain on sale of business	—	(327)	—	(18,313)	—
Changes in the fair value of contingent earn-out obligations	—	—	(13)	—	(13)
Investment gains, losses, reserves and impairments	1,190	(306)	65	(241)	(71)
Debt commitment fee	—	7,255	—	7,255	—
Total Non-GAAP adjustments before taxes	94,536	17,884	11,315	124,870	57,704
Associated tax effect	(13,208)	688	(460)	(7,057)	(10,040)
Equity in net gains of equity method investments	22	36	—	(249)	(2,115)
Total of supplemental information, net of taxes	81,350	18,608	10,855	117,564	45,549
Non-GAAP net income attributable to common stockholders	$30,337	$41,354	$45,659	$178,944	$171,213

GAAP diluted (loss) earnings per share	$(0.80)	$0.36	$0.53	$0.96	$1.92
Adjustments per above	1.27	0.29	0.17	1.84	0.69
Non-GAAP diluted earnings per share	$0.47	$0.65	$0.70	$2.80	$2.61

SEMTECH CORPORATION
RECONCILIATION OF GAAP TO NON-GAAP OUTLOOK
First Quarter of Fiscal Year 2024 Outlook
(in millions, except per share data)

	Q1 FY24 Outlook
	April 30, 2023
	Low	High
Gross Margin–GAAP	42.5%	44.7%
Share-based compensation	0.3%	0.3%
Amortization of acquired intangibles	4.7%	4.5%
Adjusted Gross Margin (Non-GAAP)	47.5%	49.5%

	Low	High
Selling, general and administrative–GAAP	$68.9	$70.9
Share-based compensation	(6.9)	(6.9)
Transaction and integration related	(15.0)	(15.0)
Adjusted selling, general and administrative (Non-GAAP)	$47.0	$49.0

	Low	High
Product development and engineering–GAAP	$53.5	$55.5
Share-based compensation	(3.5)	(3.5)
Adjusted product development and engineering (Non-GAAP)	$50.0	$52.0

CONTACT:
Anojja Shah
Semtech Corporation
(630) 390-6413
webir@semtech.com